UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2017

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7910 Main Street, 2nd Floor, Houma LA	70360
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(985) 876-5400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Agreement.
As previously announced, SEACOR Holdings Inc. (“SEACOR”) has determined to pursue the previously announced spin-off (the “Spin-Off”) of its offshore marine services business that is conducted by its wholly-owned subsidiary, SEACOR Marine Holdings Inc. (“SEACOR Marine”), by means of a distribution of all of the outstanding shares of common stock of SEACOR Marine on a pro rata basis to all of the holders of common stock of SEACOR.
On May 10, 2017, the Board of Directors of SEACOR declared the Spin-Off dividend and announced the record date and distribution date. The distribution date of the Spin-Off dividend will be June 1, 2017 (the “Distribution Date”) and the dividend will be made to SEACOR shareholders of record as of 5:00 p.m., New York City time, on May 22, 2017 (the “Record Date”). In accordance with the terms of the Distribution Agreement described below, on the Distribution Date, SEACOR Holdings will distribute to its stockholders of record as the Record Date, for every share of SEACOR Holdings common stock held, one share of SEACOR Marine common stock multiplied by a fraction, the numerator of which is 17,671,356 and the denominator of which is the number of shares of SEACOR Holdings’ common stock outstanding on the Distribution Date; or approximately 1.007 shares per share of SEACOR Holdings Common Stock, based on the number of shares of SEACOR Holdings’ common stock outstanding as of the date hereof.
The completion of the Spin-Off is subject to the satisfaction or waiver of a number of conditions described in SEACOR Marine’s Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K.
On May 10, 2017, in connection with the Spin-Off, SEACOR Marine entered into the following agreements with SEACOR: (i) the Distribution Agreement, (ii) two separate Transition Services Agreements, (iii) the Tax Matters Agreement and (iv) the Employee Matters Agreement.
Distribution Agreement
The Distribution Agreement sets forth the agreements between SEACOR and SEACOR Marine regarding the principal transactions necessary to separate SEACOR Marine from SEACOR. It also sets forth other agreements that govern certain aspects of SEACOR’s relationship with SEACOR Marine after the completion of the separation.
Distribution. Pursuant to the Distribution Agreement, on the Distribution Date, SEACOR will distribute to its stockholders, for every share of SEACOR common stock held by SEACOR stockholders, the amount of stock obtained by the following formula: one multiplied by a fraction, the numerator of which is 17,671,356 and the denominator of which is the number of shares of SEACOR common stock outstanding on the Distribution Date.
Removal of Guarantees and Releases from Liabilities. The Distribution Agreement provides (i) that SEACOR Marine and SEACOR use commercially reasonable efforts to cause SEACOR to be released from any guarantees it has given to third parties on SEACOR Marine’s behalf, including guarantees of ship construction contracts and letters of credit, (ii) for SEACOR Marine’s payment to SEACOR of a 0.5% per annum fee in respect of the aggregate obligations under guarantees provided by SEACOR on SEACOR Marine’s behalf that are not released prior to the Spin-Off and (iii) for the indemnification of SEACOR on SEACOR Marine’s behalf for payments made under any guarantees provided by SEACOR on SEACOR Marine’s behalf to third parties that are not released prior to the Spin-Off. The Distribution Agreement also provides for the settlement or extinguishment of certain liabilities and other obligations between SEACOR Marine and SEACOR, if any.
Release of Claims. SEACOR Marine agreed to broad releases pursuant to which SEACOR Marine will release SEACOR and its affiliates, successors and assigns from, and indemnify and hold harmless all such persons against and from, any claims against any of them that arise out of or relate to (i) the management of SEACOR Marine’s business and affairs on or prior to the distribution date, (ii) the terms of any agreements or other documents related to the Spin-Off or (iii) any other decision made or action taken relating to SEACOR Marine or the distribution.
Indemnification. SEACOR Marine and SEACOR agreed to indemnify each other and each of SEACOR Marine’s and SEACOR’s respective affiliates and representatives, and each of the heirs, executors, successors and assigns of such representatives against certain liabilities in connection with the Spin-Off, all liabilities to the extent relating to or arising out of SEACOR Marine’s or SEACOR’s respective business as conducted at any time, and any breach by such company of the Distribution Agreement.
Exchange of Information. SEACOR Marine and SEACOR agreed to provide each other with information relating to the other party or the conduct of its business prior to the separation, and information reasonably necessary to prepare financial statements and any reports or filings to be made with any governmental authority. SEACOR Marine and SEACOR also agreed to retain such information in accordance with SEACOR Marine’s and SEACOR’s respective record retention policies as in effect on the date of the Distribution Agreement and to afford each other access to former and current representatives as witnesses or records as reasonably required in connection with any relevant litigation.
Further Assurances. SEACOR Marine and SEACOR agreed to take all actions reasonably necessary or desirable to consummate and make effective the transactions contemplated by the Distribution Agreement and the ancillary agreements related thereto, including using commercially reasonable efforts to promptly obtain all consents and approvals, to enter into all agreements and to make all filings and applications that may be required for the consummation of such transactions.
Termination. The Distribution Agreement provides that it may be terminated by SEACOR at any time prior to the separation by and in the sole discretion of SEACOR without the approval of SEACOR Marine or the stockholders of SEACOR.
Transition Services Agreements
SEACOR Marine and SEACOR entered into two separate transition services agreements on an interim basis to help ensure an orderly transition following the separation: (i) the SEACOR Transition Services Agreement, pursuant to which SEACOR will provide SEACOR Marine with a number of support services, including information systems support, benefit plan management, cash disbursement support, cash receipt processing and treasury management and (ii) the SEACOR Marine Transition Services Agreement, pursuant to which SEACOR Marine will provide SEACOR with general payroll services. In addition, following the Spin-Off, SEACOR will provide SEACOR Marine and/or SEACOR Marine will provide SEACOR with such other services as may be agreed to by SEACOR Marine and SEACOR in writing from time to time. Neither SEACOR Marine nor SEACOR will have any obligation to provide additional services.
Under the SEACOR Transition Services Agreement, SEACOR will provide SEACOR Marine with the services described above in a manner historically provided to SEACOR Marine by SEACOR during the 12 months prior to the date of the agreement, and SEACOR Marine will use the services for substantially the same purposes and in substantially the same manner as SEACOR Marine used them during such 12 month period. Under the SEACOR Marine Transition Services Agreement, SEACOR Marine will provide SEACOR with general payroll services in a manner historically provided by SEACOR to SEACOR Marine during the 12 months prior to the date of the agreement, and SEACOR will use the services for substantially the same purposes and substantially the same manner as SEACOR Marine used them during such 12 month period.
Amounts payable for services provided under the Transition Services Agreements will be calculated on a fixed-fee basis, with each Transition Services Agreement specifying an aggregate fixed fee for all of the services described therein. SEACOR Marine expects to pay SEACOR an aggregate monthly fee of $555,000 for the services provided under the SEACOR Transition Services Agreement and SEACOR Marine expects that SEACOR will pay SEACOR Marine an aggregate monthly fee of $30,000 for the services provided under the SEACOR Marine Transition Services Agreement.
Subject to limited exceptions, SEACOR Marine and SEACOR have each agreed to limit SEACOR Marine’s respective liability to the other in respect of causes of action arising under the Transition Services Agreements. Under the SEACOR Transition Services Agreement, (i) SEACOR Marine will indemnify SEACOR against third-party claims stemming from SEACOR Marine’s (a) failure to fulfill confidentiality obligations under such agreement and (b) infringement of the intellectual property of any third party; provided that SEACOR Marine will not be required to indemnify SEACOR for losses resulting from SEACOR’s willful misconduct, bad faith or gross negligence and (ii) SEACOR will indemnify SEACOR Marine against third-party claims stemming from SEACOR’s (a) failure to fulfill its obligations as set forth in such agreement and (b) infringement of the intellectual property of any third party; provided that SEACOR will not be required to indemnify SEACOR Marine for losses resulting from SEACOR Marine’s willful misconduct, bad faith or gross negligence. Under the SEACOR Marine Transition Services Agreement, (A) SEACOR will indemnify SEACOR Marine against third-party claims stemming from SEACOR’s (x) failure to fulfill confidentiality obligations under such agreement and (y) infringement of the intellectual property of any third party; provided that SEACOR will not be required to indemnify SEACOR Marine for losses resulting from SEACOR Marine’s willful misconduct, bad faith or gross negligence and (B) SEACOR Marine will indemnify SEACOR against third-party claims stemming from SEACOR Marine’s (x) failure to fulfill SEACOR Marine’s obligations as set forth in such agreement and (y) infringement of the intellectual property of any third party; provided that SEACOR Marine will not be required to indemnify SEACOR for losses resulting from its willful misconduct, bad faith or gross negligence.
Pursuant to the Transition Services Agreements, SEACOR Marine and SEACOR have each agreed to customary confidentiality agreements regarding any confidential information of the other party received in the course of performance of the services.
SEACOR Marine will also be responsible for its own transition-related costs and expenses (e.g., to procure its own IT infrastructure) and certain costs and expenses incurred by SEACOR to transfer software licenses to SEACOR Marine, including (i) transfer fees charged by third-party software licensors and (ii) unamortized SEACOR costs and expenses to procure and deploy the software being transferred to SEACOR Marine.
Each Transition Services Agreement will continue in effect for up to two years. In the event that SEACOR Marine defaults under the SEACOR Transition Services Agreement or SEACOR defaults under the SEACOR Marine Transition Services Agreement, the non-breaching party may, in addition or as an alternative to terminating the respective agreement, declare immediately due and payable all sums which are payable under such agreement or suspend such agreement and decline to continue to perform any of the obligations thereunder.
In the event functions provided under a Transition Services Agreement are outsourced by the provider, the provider of the services under the Transition Services Agreement will have the option, but not the obligation, to also transition the recipient, along with the provider, to the new outsourced solution. If the provider decides not to transition to the recipient to the new outsourced solution, the provider may opt to stop providing these outsourced services upon 90 days’ notice.
Employee Matters Agreement
The Employee Matters Agreement allocates liabilities and responsibilities between SEACOR Marine and SEACOR relating to employee compensation and benefit plans and programs, including the treatment of retirement and health plans, equity incentive and compensation programs. In general, the Employee Matters Agreement provides that, following the distribution, SEACOR Marine’s employees will participate in SEACOR Marine’s incentive, health and benefit plans and will cease to participate in SEACOR’s incentive, health and benefit plans (other than with respect to awards previously granted under SEACOR’s equity incentive plans). In general, SEACOR Marine will be responsible for the employment and benefit-related obligations and liabilities of its employees following the Spin-Off.
Under the Employee Matters Agreement, all outstanding stock options to purchase shares of SEACOR common stock (“SEACOR Options”) will be adjusted to reflect the difference in value prior to the Spin-Off of SEACOR’s common stock on the “regular way” market and “ex-distribution” market for such stock and to preserve the aggregate intrinsic value of such stock options. Accordingly, the exercise price and number of shares of SEACOR common stock subject to such SEACOR Options will be adjusted. The terms and conditions applicable to such SEACOR Options will otherwise remain the same, except that the vesting of any unvested SEACOR Options held by SEACOR Marine employees will be accelerated, and such individuals will have 90 days to exercise their SEACOR Options. SEACOR Options held by Messrs. Morse, Regan and Behrens will remain exercisable for the remainder of the original terms of their respective SEACOR Options.
Individuals who hold restricted shares of SEACOR common stock (“SEACOR Restricted Stock”) as of the Record Date will receive the Spin-Off dividend. The restrictions applicable to SEACOR Restricted Stock held by SEACOR Marine employees will lapse, but the Spin-Off dividend received by such individuals will be subject to the same restrictions and vesting conditions originally applicable to the underlying shares of SEACOR Restricted Stock.
Tax Matters Agreement
The Tax Matters Agreement governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters with respect to U.S. federal income taxes for periods during which SEACOR Marine was part of SEACOR’s consolidated tax group, after taking into account any tax sharing payments that have already been made, (i) SEACOR shall compensate SEACOR Marine, or alternatively, SEACOR Marine shall compensate SEACOR, for use of any net operating losses, net capital losses or foreign tax credits generated by the operations of the other party as calculated on a separate company basis and utilized in the consolidated tax return and (ii) SEACOR Marine shall compensate SEACOR for any taxable income attributable to SEACOR Marine’s operations. Taxes relating to or arising out of the failure of the separation to qualify as a tax-free transaction for U.S. federal income tax purposes will be borne by SEACOR, except, in general, if such failure is attributable to SEACOR Marine’s action or inaction or SEACOR’s action or inaction, as the case may be, or any event (or series of events) involving SEACOR Marine’s assets or stock or the assets or stock of SEACOR, as the case may be, in which case the resulting liability will be borne in full by SEACOR Marine or SEACOR, respectively.
The summary of each of the Distribution Agreement, SEACOR Transition Services Agreement, SEACOR Marine Transition Services Agreement, Employee Matters Agreement and Tax Matters Agreement is qualified in its entirety by reference to the complete terms and conditions of each such agreement, each of which is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On May 10, 2017, each of Charles Fabrikant, Andrew R. Morse, R. Christopher Regan, Evan Behrens, and Ferris Hussein were appointed to fill vacancies on the Board of Directors of SEACOR Marine (the “Board”) and they, together with John Gellert who continues as a director, comprise the entire Board. Mr. Fabrikant was appointed non-executive Chairman of the Board. Messrs. Morse and Regan resigned as directors of SEACOR Holdings in connection with their appointment to the Board.
Charles Fabrikant, 72, is the Executive Chairman of the Board, President and Chief Executive Officer of SEACOR Holdings and several of its subsidiaries. Effective February 23, 2015, Mr. Fabrikant was appointed President and Chief Executive Officer of SEACOR Holdings, a position he had resigned from in September 2010 when he was designated Executive Chairman of the Board of SEACOR Holdings. Mr. Fabrikant is a Director of Diamond Offshore Drilling, Inc., a contract oil and gas driller, Hawker Pacific Airservices, Limited, an aviation sales product support company, and Era Group Inc., a helicopter services and leasing company. In addition, he is President of Fabrikant International Corporation, a privately owned corporation engaged in marine investments. Fabrikant International Corporation may be deemed an affiliate of SEACOR Marine.
John Gellert, 46, has served as the President and Chief Executive Officer of SEACOR Marine since its formation. Mr. Gellert has been Co-Chief Operating Officer of SEACOR Holdings since February 23, 2015 and will resign from such position upon consummation of the Spin-Off. From May 2004 to February 2015, Mr. Gellert was Senior Vice President of SEACOR Holdings. From June 1992, when Mr. Gellert joined SEACOR Holdings, until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings. In addition, Mr. Gellert is an officer and director of certain SEACOR Holdings subsidiaries.
Andrew R. Morse, 70, served on the SEACOR Holdings board of directors since June 1998. Mr. Morse has been a Managing Director and Senior Portfolio Manager of Morse, Towey and White, a wholly-owned wealth management unit of High Tower Advisors Inc., a Chicago based firm of investment advisors since July 31, 2010. In addition, Mr. Morse serves on the Board of Directors and on the Audit Committee of High Tower Advisors Inc. Mr. Morse was a managing director and senior portfolio manager of UBS Financial Services, Inc., from October 2001 until July 2010. Mr. Morse was Senior Vice President-Investments of Salomon Smith Barney Inc. of New York, an investment banking firm, and Smith Barney Inc., its predecessor, from March 1993 to October 2001. Mr. Morse sits on numerous philanthropic boards and is Treasurer of the American Committee of the Weizmann Institute of Science and serves on the Management Committee of the Weizmann Institute of Science in Rehovot, Israel. Mr. Morse served as a director of Seabulk International, Inc., both before and following its merger with SEACOR Holdings in July 2005 until March 2006. In December 2015, Mr. Morse became a member of the Board of Managers of KGP Realty, a private residential property management company.
R. Christopher Regan, 61, served on the SEACOR Holdings board of directors since September 2005. Mr. Regan is Co-Founder and, since March 2002, Managing Director, of The Chartis Group, a management consultancy group offering strategic, operational, risk management, governance and compliance advice to U.S. healthcare providers, suppliers and payers. Prior to co-founding The Chartis Group in 2001, Mr. Regan served from March 2001 to December 2001 as President of H-Works, a healthcare management consulting firm and a division of The Advisory Board Company. From January 2000 through December 2000, Mr. Regan served as Senior Vice President of Channelpoint, Inc., a healthcare information services company. Mr. Regan also serves as a Trustee of Hamilton College and Ascension Health Ventures.
Evan Behrens, 47, has been Senior Vice President of Business Development at SEACOR Holdings since 2009 and will resign from such position upon consummation of the Spin-Off. Mr. Behrens joined SEACOR Holdings in 2008 and manages its involvement in numerous investments and transactions. Prior to joining SEACOR Holdings, he served as Fund Manager at Level Global Investors, L.P., which he joined in October 2006. He served as an Investment Professional at B Capital Advisors, L.P. He was a Founder of Infinity Point (formerly Behrens Rubinoff Capital Partners). Mr. Behrens also served in various positions at Paribas Corporation, Ulysses Management, and SAC Capital Management. Mr. Behrens obtained an A.B. degree in Political Science from the University of Chicago.
Ferris Hussein, 39, is a Managing Director at The Carlyle Group focused on global infrastructure and energy opportunities. Prior to joining Carlyle, Mr. Hussein served as a Vice President of ExxonMobil where he oversaw acquisition strategy. Prior to ExxonMobil, Mr. Hussein served as an attorney for the Republic of Iraq and, prior to that, for the U.S. Department of Justice. Mr. Hussein received his MBA from the University of Pennsylvania's Wharton School, JD from the University of Virginia School of Law, and BA from the University of Michigan.
In addition, on May 10, 2017, the Board formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Messrs. Morse and Regan were appointed as the members of the Audit Committee, and Messrs. Morse, Regan and Hussein were appointed as the members of each of the Compensation Committee and the Nominating and Corporate Governance Committee.
(e)
On May 10, 2017, the Board adopted the SEACOR Marine Holdings Inc. 2017 Equity Incentive Plan (the “2017 Plan”) and the SEACOR Marine Holdings Inc. 2017 Employee Stock Purchase Plan (the “2017 ESPP”). Such plans were also approved by SEACOR in its capacity as sole shareholder of SEACOR Marine. Subject to adjustment as provided in the 2017 Plan, 2,174,000 shares of SEACOR Marine’s common stock may be issued in connection with awards under the 2017 Plan. Summaries of the material terms of the 2017 Plan and the 2017 ESPP can be found in the section entitled “Compensation of Executive Officers” in SEACOR Marine’s Information Statement, filed as Exhibit 99.1 to this Current Report on Form 8-K. Such summaries are qualified in their entirety by reference to the full text of the SEACOR Marine Holdings Inc. 2017 Equity Incentive Plan and the SEACOR Marine Holdings Inc. 2017 Employee Stock Purchase Plan, copies of which are attached hereto as Exhibits 10.6 and 10.7, respectively and are incorporated herein by reference.
SEACOR employees who hold restricted shares of SEACOR common stock (“SEACOR Restricted Stock”) will receive fully vested shares of SEACOR Marine common stock pursuant to the Spin-Off dividend and will continue to be subject to restrictions and vesting conditions with respect to shares of SEACOR Restricted Stock. SEACOR Marine employees who hold SEACOR Restricted Stock will vest in their shares of SEACOR Restricted Stock but the shares of SEACOR Marine common stock that they receive pursuant to the Spin-Off dividend will be subject to the same restrictions and vesting conditions originally applicable to their shares of SEACOR Restricted Stock except that such employees’ service with SEACOR Marine or its subsidiaries will be deemed to be service with SEACOR.
Item 8.01 Other Events
SEACOR Marine previously filed with the SEC a registration statement on Form 10, initially filed on December 14, 2016 (as amended, the “Registration Statement”), relating to the Spin-Off. On May 11, 2017, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated May 12, 2017 (the “Information Statement”), is attached hereto as Exhibit 99.1. The Information Statement will be mailed to SEACOR Holdings stockholders on or about May 24, 2017.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
On May 10, 2017, SEACOR Marine issued a press release announcing the declaration by SEACOR's board of the Spin-Off dividend, a copy of which is hereby incorporated by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Distribution Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.1 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.2
Transition Services Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.2 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.3
Transition Services Agreement between, dated as of May 10, 2017, SEACOR Marine Holdings Inc. and SEACOR Holdings Inc. (incorporated herein by reference to Exhibit 10.3 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.4
Employee Matters Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.4 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.5
Tax Matters Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.5 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.6	SEACOR Marine Holdings Inc. 2017 Equity Incentive Plan
10.7	SEACOR Marine Holdings Inc. 2017 Employee Stock Purchase Plan
99.1	Information Statement of SEACOR Marine Holdings Inc., dated May 12, 2017
99.2	Press Release of SEACOR Holdings Inc., dated May 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

By:	/s/ MATTHEW CENAC
Name:	Matthew Cenac
Title:	Executive Vice President and
Chief Financial Officer

Dated: May 12, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1
Distribution Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.1 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.2
Transition Services Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.2 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.3
Transition Services Agreement between, dated as of May 10, 2017, SEACOR Marine Holdings Inc. and SEACOR Holdings Inc. (incorporated herein by reference to Exhibit 10.3 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.4
Employee Matters Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.4 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.5
Tax Matters Agreement, dated as of May 10, 2017, between SEACOR Holdings Inc. and SEACOR Marine Holdings Inc. (incorporated herein by reference to Exhibit 10.5 of SEACOR Holdings Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2017 (File No. 001-112289)).

10.6	SEACOR Marine Holdings Inc. 2017 Equity Incentive Plan
10.7	SEACOR Marine Holdings Inc. 2017 Employee Stock Purchase Plan
99.1	Information Statement of SEACOR Marine Holdings Inc., dated May 12, 2017
99.2	Press Release of SEACOR Holdings Inc., dated May 10, 2017.